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                                                                  Exhibit 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated July 21, 1997 included in this Form 10-Q, into the Company's previously filed Registration Statements on Forms S-3 (File No. 333-20991 and File No. 333-20999) and Forms S-8 (File No. 333-14243 and File No. 333-28427).


                                  ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
    August 13, 1997